UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013 (October 21, 2013)

AXION INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

180 South Street, Suite 104, New Providence, New Jersey (Address of principal executive offices)	07974 (Zip Code)

Registrant’s telephone number, including area code: (908) 542-0888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	Creation of a Direct Financial Obligation.

On October 21, 2013, pursuant to the Note Purchase Agreement dated August 24, 2012 (the “Purchase Agreement”), among Axion International Holdings, Inc. (the “Company”) and MLTM Lending, LLC (“MLTM”), Samuel Rose (“Rose”), Allen Kronstadt (“Kronstadt”) and the other investors identified on the signature page thereto (collectively with MLTM, Rose, and Kronstadt, the “Investors”), the Company issued and sold to the Investors an aggregate principal amount of $596,992.80 of the Company’s 8.0% convertible promissory notes (the “Convertible Notes”) which are initially convertible into shares of the Company’s common stock, no par value (the “Common Stock”), at a conversion price equal to $0.40 per share of Common Stock, subject to adjustment as provided on the terms of the Convertible Notes, and associated warrants (the “Warrants”) to purchase, in the aggregate, 1,492,482 shares of Common Stock, subject to adjustment as provided on the terms of the Warrants. In consideration for the issuance of the Convertible Notes and the Warrants, MLTM, Rose and Kronstadt paid the Company cash in the aggregate amount of $596,992.80. The issuance and sale of the Convertible Notes and the Warrants was effected pursuant to the Purchase Agreement, which is more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2012.

On October 21, 2013, MLTM, Rose and Kronstadt loaned the Company an aggregate principal amount of $603,007.20, and in consideration of such loans, the Company issued its secured promissory notes (the “Secured Notes”) to MLTM, Rose and Kronstadt, each of which shall be exchanged by the Company on a future date, when the authorized shares of capital stock of the Company are available, for a Convertible Note and Warrants, on the terms set forth in the Secured Notes. In connection with the issuance of the Secured Notes, the Company, Axion International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Axion International”), and the Investors entered into the First Amendment to Security Agreement dated October 21, 2013 (the “Security Agreement Amendment”), which amends the Security Agreement filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2012, to provide that the Company’s obligations under the Secured Notes are secured by a security interest and lien in all of the assets of the Company and Axion International.

The Convertible Notes and the Warrants were offered and sold to the MLTM, Rose and Kronstadt in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. MLTM, Rose and Kronstadt are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The Convertible Notes, including all outstanding principal and accrued and unpaid interest, are due and payable on the earlier of October 21, 2018 or upon the occurrence of an Event of Default (as defined in the Convertible Notes). The Company may prepay the Convertible Notes, in whole or in part, upon 60 calendar days prior written notice to the holders thereof. Interest accrues on the Convertible Notes at a rate of 8.0% per annum, payable during the first three years that the Convertible Notes are outstanding in shares of Common Stock, valued at the weighted average price of a share of Common Stock for the twenty consecutive trading days prior to the interest payment date, pursuant to the terms of the Convertible Notes. During the fourth and fifth years that the Convertible Notes are outstanding, interest that accrues under the Convertible Notes shall be payable in cash.

The Warrants are exercisable at an exercise price of $0.60 per share of Common Stock, subject to adjustment as provided for by the terms thereof, for a period commencing on the date of issuance and ending on the earlier to occur of the date that is (i) three years after the date upon which the weighted average price of a share of Common Stock for the 90 consecutive trading days prior to such date is at least $2.00 per share, and (ii) five years after the date on which the Convertible Note to which the applicable Warrant is related has been repaid in full.

The Secured Notes, including all outstanding principal and accrued and unpaid interest, are due and payable on the earlier of November 29, 2013 or upon the occurrence of an Event of Default (as defined in the Secured Notes). The Company may prepay the Secured Notes, in whole or in part, upon 5 calendar days prior written notice to the holders thereof. Interest accrues on the Secured Notes at a rate of 8.0% per annum, payable in arrears on the date the Secured Notes are repaid or prepaid in full.

The foregoing summary provides only a brief description of the Convertible Notes, the Warrants and the Secured Notes. The summary does not purport to be complete and is qualified in its entirety by the full text of the Convertible Notes, the Warrants and the Secured Notes. Forms of the Convertible Notes and the Warrants are attached as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2012, and are incorporated by reference herein. Other than the maturity date of the Convertible Notes, which is October 21, 2018, the Convertible Notes and the Warrants issued and sold by the Company pursuant to the transaction described above are materially the same as the forms which are attached as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2012. A form of Secured Note is attached hereto as Exhibit 4.1 and a copy of the Security Agreement Amendment is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

ITEM 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Secured Note issued by the Company in favor of certain of the Investors or registered assigns

10.1	First Amendment to Security Agreement dated as of October 21, 2013, among the Company, Axion International and the Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 24, 2013	AXION INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Donald W. Fallon
Donald W. Fallon Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Secured Note issued by the Company in favor of certain of the Investors or registered assigns

10.1	First Amendment to Security Agreement dated as of October 21, 2013, among the Company, Axion International and the Investors